Exhibit 99.1

Super Group and Sports Entertainment Acquisition Corporation Announce Closing of Business Combination

NEW YORK, NY – January 27, 2022 – SGHC Limited (“SGHC” or “Super Group”), the parent company of Betway, a leading online sports betting and gaming business, and Spin, the multi-brand online casino, and Sports Entertainment Acquisition Corporation (NYSE: SEAH), a publicly traded special purpose acquisition company, announced today the closing of their business combination (the “Business Combination”).

The Business Combination was approved by a majority of SEAH stockholders at a special meeting held on January 26, 2022. SEAH has merged with and into Super Group, with Super Group as the surviving corporation. Beginning on January 28, 2022, Super Group’s ordinary shares and public warrants are expected to begin trading on the New York Stock Exchange (“NYSE”) under the ticker symbol “SGHC” and “SGHC WS”, respectively.

“Today marks a major milestone for our company, our employees and our shareholders,” said Neal Menashe, Chief Executive Officer of Super Group. “Now as a public company, we plan to continue to strengthen our brand among the worldwide online betting and gaming community by growing our customer base, expanding into new markets and developing strategic partnerships with major sports franchises.”

Eric Grubman, Chairman & CFO of Sports Entertainment Acquisition Corporation, commented, “We were attracted to Super Group for its proven business model, strong leadership and exceptional products and technology. We are pleased to complete our business combination with Super Group and look forward to continuing our collaboration with Neal and rest of the management team, helping Super Group strengthen and grow its position in the global online betting and gaming industry.”

About SGHC Limited

SGHC Limited (Super Group) is the holding company for leading global online sports betting and gaming businesses: Betway, a premier online sports betting brand, and Spin, a multi-brand online casino offering. The group is licensed in 25 jurisdictions, with leading positions in key markets throughout Europe, the Americas and Africa. The group’s successful sports betting and online gaming offerings are underpinned by its scale and leading technology, enabling fast and effective entry into new markets. Its proprietary marketing and data analytics engine empowers it to responsibly provide a unique and personalized customer experience. For more information, visit www.sghc.com.

About Sports Entertainment Acquisition Corp.

Sports Entertainment Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. SEAH is focused on targets in the sports and entertainment sectors as well as the technology and services that are associated with these verticals. Its Class A common stock trades on the “NYSE” under the symbol “SEAH”. SEAH’s management team is led by Eric Grubman and John Collins who each have decades of experience identifying, acquiring, operating and creating value for the owners of leading companies and entities. For more information, visit www.sportsentcorp.com.

Forward-Looking Statements

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such “forward-looking statements” with respect to the transaction between Super Group and SEAH include statements regarding the benefits of the transaction and growth of the combined business.

These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, expectations and timing related to market entries and expansion, projections of market opportunity and growth, expected growth of Super Group’s customer base, expansion into new markets and development of strategic partnerships with major sports franchises, potential benefits of the transaction and the potential success of Super Group and SEAH. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the failure achieve the benefits of the transaction; (ii) the ability to implement business plans, forecasts and other expectations after the completion of the transaction, and identify and realize additional opportunities; (iii) the lack of a third party valuation in determining whether or not to pursue the transaction; (iv) the effect of the transaction on Super Group’s business relationships, operating results, and business generally; (v) risks that the transaction disrupts current plans and operations of Super Group and potential difficulties in employee retention as a result of the transaction; (vi) the outcome of any legal proceedings that may be instituted against the combined company related to the Business Combination Agreement or the transaction; (vii) the ability to maintain the listing of SEAH’s securities on a national securities exchange; (viii) the price of Super Group’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which Super Group operates, variations in operating performance across competitors, changes in laws and regulations affecting Super Group’s business, Super Group’s inability to meet or exceed its financial projections and changes in the combined capital structure; (ix) changes in general economic conditions, including as a result of the COVID-19 pandemic; (x) changes in domestic and foreign business, market, financial, political and legal conditions; (xi) future global, regional or local economic and market conditions affecting the sports betting and gaming industry; (xii) changes in existing laws and regulations, or their interpretation or enforcement, or the regulatory climate with respect to the sports betting and gaming industry; (xiii) the ability of Super Group’s customers to deposit funds in order to participate in Super Group’s gaming products; (xiv) compliance with regulatory requirements in a particular regulated jurisdiction, or Super Group’s ability to successfully obtain a license or permit applied for in a particular regulated jurisdiction, or maintain, renew or expand existing licenses; (xv) the technological solutions Super Group has in place to block customers in certain jurisdictions, including jurisdictions where Super

Group’s business is illegal, or which are sanctioned by countries in which Super Group operates from accessing its offerings; (xvi) Super Group’s ability to restrict and manage betting limits at the individual customer level based on individual customer profiles and risk level to the enterprise; (xvii) the ability by Super Group’s key executives, certain employees or other individuals related to the business, including significant shareholders, to obtain the necessary licenses or comply with individual regulatory obligations in certain jurisdictions; (xviii) protection or enforcement of Super Group’s intellectual property rights, the confidentiality of its trade secrets and confidential information, or the costs involved in protecting or enforcing Super Group’s intellectual property rights and confidential information; (xix) compliance with applicable data protection and privacy laws in Super Group’s collection, storage and use, including sharing and international transfers, of personal data; (xx) failures, errors, defects or disruptions in Super Group’s information technology and other systems and platforms; (xxi) Super Group’s ability to develop new products, services, and solutions, bring them to market in a timely manner, and make enhancements to its platform and Super Group’s ability to maintain and grow its market share, including its ability to enter new markets and acquire and retain paying customers; (xxii) the success, including win or hold rates, of existing and future online betting and gaming products; (xxiii) competition within the broader entertainment industry; (xxiv) Super Group’s reliance on strategic relationships with land based casinos, sports teams, event planners, local licensing partners and advertisers; (xxv) events or media coverage relating to, or the popularity of, online betting and gaming industry; (xxvi) trading, liability management and pricing risk related to Super Group’s participation in the sports betting and gaming industry; (xxvii) accessibility to the services of banks, credit card issuers and payment processing services providers due to the nature of Super Group’s business; (xxviii) the regulatory approvals related to Super Group’s contemplated acquisition of Digital Gaming Corporation (“DGC”) and the integration of the DGC business; (xxix) other risks and uncertainties indicated from time to time in the final prospectus of SEAH for its initial public offering and the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in SEAH’s other filings with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form F-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by Super Group from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and Super Group and SEAH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Super Group nor SEAH gives any assurance that either Super Group or SEAH, or the combined company, will achieve its expectations.

Investor Contacts:

ICR

Ashley DeSimone

investors@sghc.com

(646) 677-1827

Media Contacts:

For Super Group and Sports Media Acquisition Corp:

ICR

Jason Chudoba / Megan Kivlehan / Matthew Chudoba

SuperGroup@icrinc.com

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